Acquisition and Divestitures Acquisition and Divestitures (Notes)	9 Months Ended
Sep. 30, 2017
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS AND DIVESTITURES

NORTH DAKOTA GATHERING AND PROCESSING ASSETS

On January 1, 2017, the Partnership acquired the North Dakota Gathering and Processing Assets for total consideration of approximately $705 million, including payments for working capital amounts, funded with cash on-hand, which included borrowings under the Andeavor Logistics Revolving Credit Facility. The North Dakota Gathering and Processing Assets include crude oil, natural gas, and produced water gathering pipelines, natural gas processing and fractionation capacity in the Sanish and Pronghorn fields of the Williston Basin in North Dakota. With this acquisition, we expanded the assets in our Gathering and Processing segment located in the Williston Basin area of North Dakota to further grow our integrated, full-service logistics capabilities in support of third-party demand for crude oil, natural gas and water gathering services as well as natural gas processing services. In addition, this acquisition increases our capacity and capabilities while extending our crude oil, natural gas and water gathering and associated gas processing footprint to enhance overall basin logistics efficiencies.

We accounted for the North Dakota Gathering and Processing Assets acquisition using the acquisition method of accounting, which requires, among other things, that assets acquired at their fair values and liabilities assumed be recognized on the balance sheet as of the acquisition date. The purchase price allocation for the North Dakota Gathering and Processing Assets acquisition is preliminary and has been allocated based on estimated fair values of the assets acquired and liabilities assumed at the acquisition date, pending the completion of an independent valuation and other information as it becomes available to us. The purchase price allocation adjustments can be made through the end of Andeavor Logistics’ measurement period, which is not to exceed one year from the acquisition date. During the nine months ended September 30, 2017, we recorded adjustments to our preliminary allocation to increase property, plant and equipment and goodwill by $31 million and $4 million, respectively, and to reduce intangibles and inventory by $32 million and $3 million, respectively.

PRELIMINARY ACQUISITION DATE PURCHASE PRICE ALLOCATION (in millions)

Inventory	$2
Property, plant and equipment	571
Intangibles (a)	122
Goodwill (b)	10
Total purchase price	$705

(a)	The intangibles consist of customer contracts with a weighted average amortization period of 10.6 years. Amortization of intangible assets for the nine months ended September 30, 2017 was $9 million.

(b)
We evaluated several factors that contributed to the amount of goodwill presented above. These factors include the geographic proximity of the acquired assets to existing assets owned by the Partnership along with the improved overall basin logistics efficiencies we can leverage.

For the nine months ended September 30, 2017, we recognized $307 million in revenues and $42 million of net earnings related to the assets acquired. If the North Dakota Gathering and Processing Assets acquisition had been completed on January 1, 2016, our pro forma consolidated revenues and consolidated net earnings would have been $1.1 billion and $277 million, respectively, for the nine months ended September 30, 2016.

WESTERN REFINING LOGISTICS, LP MERGER

Effective October 30, 2017, Andeavor Logistics completed the WNRL Merger at a purchase price of approximately $1.8 billion. The WNRL assets include logistic assets consisting of pipeline and gathering, terminalling, storage and transportation assets and provides services to Andeavor’s Refining segment. The majority of WNRL's logistics assets are integral to the operations of Andeavor’s El Paso, Gallup and St. Paul Park refineries. It also includes a wholesale business that operates primarily in the Southwest United States and includes the operations of several bulk petroleum distribution plants and a fleet of crude oil, asphalt and refined product delivery trucks. It distributes commercial wholesale petroleum products primarily in Arizona, Colorado, Nevada, New Mexico and Texas. See Note 1 for further discussion of the WNRL Merger.

Andeavor Logistics accounted for the WNRL Merger as a common control transaction and, accordingly, inherited Andeavor’s basis in WNRL’s net assets. Andeavor accounted for the acquisition of WNRL using the acquisition method of accounting, which requires, among other things, that assets acquired at their fair values and liabilities assumed be recognized on the balance sheet as of the acquisition date, or June 1, 2017, the date Andeavor acquired WNRL. However, we accounted for the WNRL Merger as a reorganization of entities under common control, which requires us to recognize the assets and liabilities acquired using Andeavor’s basis. The purchase price allocation for the WNRL Merger is preliminary and has been allocated based on estimated fair values of the assets acquired and liabilities assumed at the acquisition date, pending the completion of an independent valuation and other information as it becomes available to us. We expect that, as we obtain more information, the preliminary purchase price allocation disclosed below may change. The purchase price allocation adjustments can be made through the end of Andeavor’s measurement period, which is not to exceed one year from the acquisition date.

PRELIMINARY ACQUISITION DATE PURCHASE PRICE ALLOCATION (in millions)

Cash	$22
Receivables	130
Inventories	11
Prepayments and Other Current Assets	6
Property, Plant and Equipment (a)	1,301
Goodwill	734
Acquired Intangibles	130
Other Noncurrent Assets	2
Accounts Payable	(167)
Accrued Liabilities	(41)
Debt	(347)
Total purchase price	$1,781

(a)	Estimated useful lives ranging from 3 to 22 years have been assumed based on the preliminary valuation.

GOODWILL. We evaluated several factors that contributed to the amount of goodwill presented above. These factors include the acquisition of a logistics business located in areas with access to cost-advantaged feedstocks with an assembled workforce that cannot be duplicated at the same costs by a new entrant. Further, the WNRL Merger provides a platform for future growth through operating efficiencies Andeavor Logistics expects to gain from the application of best practices across the combined company and an ability to realize synergies from the geographic diversification of Andeavor Logistics’ business and rationalization of general and administrative costs. The amount of goodwill by reportable segment is as follows: Terminalling and Transportation $357 million, Gathering and Processing $105 million and Wholesale $272 million.

PROPERTY, PLANT AND EQUIPMENT. The fair value of property, plant and equipment is $1.3 billion. This preliminary fair value is based on a valuation using a combination of the income, cost and market approaches. The useful lives are based on similar assets at Andeavor Logistics.

ACQUIRED INTANGIBLE ASSETS. We estimated the fair value of the acquired identifiable intangible assets at $130 million. This fair value is based on a preliminary valuation completed for the business enterprise, along with the related tangible assets, using a combination of the income method, cost method and comparable market transactions. We recognized intangible assets associated with customer relationships of $130 million with third parties, all of which will be amortized over a definite-life. We amortize acquired intangibles with finite lives on a straight-line basis over an estimated weighted average useful life of 15 years, and we include the amortization in depreciation and amortization expenses on our condensed statement of consolidated operations. The gross carrying value of our finite life intangibles acquired from the WNRL Merger was $130 million and the accumulated amortization was $3 million as of September 30, 2017. Amortization expense is expected to be approximately $9 million per year for the next five years. We have not yet finalized our valuation estimate and related evaluation of the useful lives; accordingly, future amortization of intangible assets related to customer relationships may be revised.

ACQUISITION COSTS. We recognized acquisition costs related to the WNRL Merger of $9 million in general and administrative expenses for both the nine months ended September 30, 2017.

WNRL REVENUES AND NET EARNINGS. For the period from June 1, 2017 through September 30, 2017, we recognized $834 million in revenues and $15 million of net earnings related to the business acquired. The net earnings for this period include related acquisition costs.

PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma information combines the historical operations of Andeavor Logistics and WNRL, giving effect to the merger and related transactions as if they had been consummated on January 1, 2016, the beginning of the earliest period presented.

PRO FORMA CONSOLIDATED REVENUES AND CONSOLIDATED NET EARNINGS (in millions)

	Nine Months Ended September 30,
	2017	2016
Revenues	$3,148	$2,515
Net earnings	349	245

ANACORTES LOGISTICS ASSETS

On November 8, 2017, we announced our acquisition of logistics assets located in Anacortes, Washington (the “Anacortes Logistics Assets”) from a subsidiary of Andeavor for total consideration of $445 million. The Anacortes Logistics Assets include 3.9 million barrels of crude oil, feedstock and refined products storage at Andeavor’s Anacortes Refinery, the Anacortes marine terminal with approximately 73 thousand barrels per day of feedstock and refined product throughput, a manifest rail facility with approximately 4 thousand barrels of throughput and crude oil and refined products pipelines with approximately 111 thousand barrels per day of throughput combined. We paid $445 million, including $400 million of cash financed with borrowings on our revolving credit facilities and $45 million in common units issued to Andeavor. This acquisition was immaterial to our condensed consolidated financial statements. While this acquisition is a common control transaction, prior periods have not been recast as these assets do not constitute a business in accordance with ASU 2017-01.

DIVESTITURES

On June 2, 2017, due to Andeavor’s consent decree with the state of Alaska associated with certain terminalling and storage assets owned by Andeavor that we acquired in 2016 (the “Alaska Storage and Terminalling Assets”), Andeavor Logistics sold one of its existing Alaska products terminals (“Alaska Terminal”) for $28 million. The sale resulted in a $25 million gain on sale in our condensed statements of consolidated operations for the nine months ended September 30, 2017. The Alaska Terminal divestiture did not have an impact on our operations.

Schedule of Business Acquisitions, by Acquisition [Table Text Block]
PRELIMINARY ACQUISITION DATE PURCHASE PRICE ALLOCATION (in millions)

Cash	$22
Receivables	130
Inventories	11
Prepayments and Other Current Assets	6
Property, Plant and Equipment (a)	1,301
Goodwill	734
Acquired Intangibles	130
Other Noncurrent Assets	2
Accounts Payable	(167)
Accrued Liabilities	(41)
Debt	(347)
Total purchase price	$1,781

(a)	Estimated useful lives ranging from 3 to 22 years have been assumed based on the preliminary valuation.